UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 5, 2019

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 North Main Street, Ste. 105

Bountiful, Utah 84010

(801) 244-4405

(Address and Telephone Number of Registrant’s Principal Executive Offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 5, 2019, CleanSpark, Inc., a Nevada corporation (the “Company”), entered into a binding Memorandum of Understanding (the “MOU”) with International Land Alliance, Inc., a Wyoming corporation (“ILAL”), in order to lay a foundational framework where the Company will deploy its energy solutions products and services to ILAL, its energy projects, and its customers.

Pursuant to the terms of the MOU, the parties will work in good faith and pursue the following priorities over the next twelve (12) months:

1)	The Company will perform feasibility studies to outline the details and scope of developing microgrid energy solutions to support ILAL projects.

2)	ILAL will (a) exclusively sell the Company’s products and services as part of ILAL’s power solution for its offering of off-grid properties, and (b) include the Company’s mPulse DER Energy Manager within the off-grid energy project bids;

3)	The Company will provide on-site testing, training, and support services to ILAL’s projects and operations

The MOU is binding between the parties for a period of 120 months unless terminated earlier by the mutual consent of the parties. However, it is anticipated that the roles, responsibilities, and terms of engagement will be refined over the course of the next six to twelve (6-12) months through executing on near-term project opportunities. As such, the parties expect that when such roles and responsibilities are better understood, the MOU shall be replaced with a subsequent long-form agreement between the parties.

In connection with the MOU, and in order to support the power and energy needs of ILAL’s development and construction of certain projects, the Company entered into a Securities Purchase Agreement, dated as of November 6, 2019, with ILAL (the “SPA”).

Pursuant to the terms of the SPA, ILAL sold, and the Company purchased 1,000 shares of Series B Preferred Stock (the “Preferred Stock”) of ILAL for an aggregate purchase price of US$500,000.00 (the “Stock Transaction”), less certain expenses and fees. In connection with the Stock Transaction, ILAL will issue 350,000 shares of its common stock to the Company as commitment shares. ILAL may issue additional shares of its common stock to the Company if certain conditions are not satisfied.

The Preferred Stock is convertible into shares of ILAL’s common stock if not redeemed by ILAL. All terms, rights, and privileges of the Preferred Stock are set forth in ILAL’s Certificate of Designation for such Series B Preferred Stock.

The foregoing descriptions of the terms of the MOU and SPA do not purport to be complete, and are qualified in their entirety by reference to the full text of the MOU and SPA, a copy of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

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Item 7.01	Regulation FD Disclosure

On November 5, 2019, the Company issued a press release announcing the MOU and planned Stock Transaction with ILAL. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding entering into a subsequent Partnership Agreement, entering into separate contracts for ILAL’s projects, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1†	Memorandum of Understanding, dated as of November 5, 2019
10.2	Securities Purchase Agreement, dated as of November 6, 2019
99.1	Press Release, dated as of November 5, 2019

† Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: November 12, 2019	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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